Note 9 - Goodwill and Other Intangible, Net - Estimated Amortization Expense (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
2022	$ 49
2023	49
2024	49
2025	49
Thereafter	26
Total	$ 222	$ 271